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                                     EXHIBIT 10.5

                    AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY


     THIS AGREEMENT AND ADOPTION OF SUBSIDIARY GUARANTY (this "Agreement"), dated as of August 31, 1998, is executed by Computer City, Inc., a Delaware corporation ("Computer City"), in favor of the Administrative Lender and the Lenders (each as defined in the Credit Agreement referred to below).

                                      BACKGROUND

     1. CompUSA, Inc., a Delaware corporation (the "Borrower"), the Administrative Lender and the Lenders have entered into a Second Amended and Restated Credit Agreement, dated as of March 12, 1998, amended by a First Amendment to Second Amended and Restated Credit Agreement, dated as of June 16, 1998 and a Second Amendment to Amended and Restated Credit Agreement, dated as of August 31, 1998 (said credit agreement, as amended or otherwise modified from time to time, being the "Credit Agreement"). The capitalized terms not otherwise defined herein shall have the meanings specified in the Credit Agreement.

     2. CompUSA Holdings II Inc., a Delaware corporation, PCs Compleat, Inc., a Delaware corporation, CompUSA Holdings I Inc., a Delaware corporation, CompTeam Inc., a Delaware corporation, CompUSA Management Company, a Delaware business trust, CompUSA Stores L.P., a Texas limited partnership, and CompUSA Holdings Company, a Delaware business trust, entered into that certain Subsidiary Guaranty, dated as of March 12, 1998 (the "Subsidiary Guaranty", such entities being collectively the "Existing Guarantors").

     3.   On August 31, 1998, Computer City became a Subsidiary of the Borrower.

     4. Sections 7.3(b) and 7.4(b) of the Credit Agreement require that Computer City immediately become a party to the Subsidiary Guaranty.

     5. The Board of Directors of Computer City has determined that the execution, delivery and performance of this Agreement is necessary and convenient to the conduct, promotion and attainment of Computer City's business.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained hereinafter and contained in the Credit Agreement and the other Loan Documents, Computer City agrees as follows:

     1. AGREEMENT. Computer City hereby unconditionally agrees to be a Guarantor (as defined in the Subsidiary Guaranty) and agrees to be bound by the Subsidiary Guaranty and to

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undertake the duties, liabilities and obligations of a Guarantor to the same extent as if originally named as a Guarantor in the Subsidiary Guaranty.

     2. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, Computer City represents and warrants to the Lenders as follows:

          (a) The execution, delivery and performance by Computer City of this Agreement and each other document and instrument to be delivered hereunder:

               (i)   are within Computer City's power as a corporation;

               (ii) have been duly authorized by all necessary action by the board of directors;

               (iii) will not (A) contravene its articles of incorporation or bylaws, or (B) conflict with or result in a breach of, or constitute a default under, or result in or permit the termination or acceleration of, any agreement or other contractual obligation of Computer City; and

               (iv) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person, other than those which have been obtained and copies of which have been delivered to the Administrative Lender, each of which is in full force and effect.

          (b) This Agreement has been duly executed and delivered by Computer City.

          (c) This Agreement is the legal, valid and binding obligation of Computer City, enforceable against Computer City in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

     3. CONDITIONS OF EFFECTIVENESS. This Agreement shall be effective as of the date first above written, subject to the following:

          (a) The Administrative Lender shall have received counterparts of this Agreement executed by Computer City and acknowledged by the Existing Guarantors;

          (b) The Administrative Lender shall have received an Officer's Certificate of Computer City, containing (i) a copy of the certified articles of incorporation of Computer City, (ii) a copy of the bylaws of Computer City, (iii) a copy of resolutions of the board of directors of Computer City authorizing Computer City to enter into this Agreement and the documents, transactions and matters contemplated hereby, and (iv) the names and true signatures of the officers of Computer City authorized to execute and deliver this Agreement on behalf of Computer City.


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     4.   REFERENCE TO THE SUBSIDIARY GUARANTY.

          (a) Upon the effectiveness of this Agreement, each reference in the Subsidiary Guaranty to this "Guaranty", "hereunder", or words of like import shall mean and be a reference to the Subsidiary Guaranty, as affected hereby.

          (b) The Subsidiary Guaranty, as affected hereby, shall remain in full force and effect and is hereby ratified and confirmed.

     5. COSTS, EXPENSES AND TAXES. Computer City agrees to pay on demand all reasonable costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto).

     6. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

     7. GOVERNING LAW; BINDING EFFECT. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Computer City and each Lender and their respective successors and assigns.

     8. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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     IN WITNESS WHEREOF, Computer City has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                                       COMPUTER CITY, INC.


                                             By: /s/ Robert Gary
                                                ------------------------------
                                                J. Robert Gary
                                                Vice President-Finance

Address for Computer City, Inc..:

c/o CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240
Attention: General Counsel


The undersigned Existing Guarantors hereby acknowledge this Agreement and confirm that their obligations in respect of the Subsidiary
Guaranty remain in full force and effect:

COMPUSA HOLDINGS II INC.



By: /s/ Robert Gary
   -------------------------------------------
   J. Robert Gary
   Vice President-Finance

COMPUSA HOLDINGS I INC.



By: /s/ Robert Gary
   -------------------------------------------
   J. Robert Gary
   Vice President-Finance






                                     -4-

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PCs COMPLEAT, INC.



By: /s/ Robert Gary
   -------------------------------------
   J. Robert Gary
   Vice President-Finance


COMPTEAM INC.


By: /s/ Robert Gary
   -------------------------------------
   J. Robert Gary
   Vice President-Finance


COMPUSA MANAGEMENT COMPANY


By: /s/ Robert Gary
   -------------------------------------
   J. Robert Gary
   Vice President-Finance


COMPUSA STORES L.P.

By:  COMPUSA, INC., its general partner



     By: /s/ Robert Gary
        --------------------------------
        J. Robert Gary
        Vice President-Finance



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COMPUSA HOLDINGS COMPANY


By: /s/ Robert Gary
   -------------------------------------
   J. Robert Gary
   Vice President-Finance























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